BEA Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

                 ---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.                  Hal Liebes
CHAIRMAN OF THE BOARD                   SENIOR VICE PRESIDENT
Prof. Enrique R. Arzac                  Michael A. Pignataro
DIRECTOR                                SECRETARY
Lawrence J. Fox                         Wendy S. Setnicka
DIRECTOR                                VICE PRESIDENT
James S. Pasman, Jr.                    AND ASSISTANT SECRETARY
DIRECTOR                                Paul P. Stamler
Richard J. Lindquist                    TREASURER
PRESIDENT AND CHIEF                     Paul Roselli
INVESTMENT OFFICER                      ASSISTANT TREASURER
Suzanne E. Moran
INVESTMENT OFFICER

            --------------------------------------------------------

INVESTMENT ADVISER
BEA Associates
153 East 53rd Street
New York, New York 10022
Phone 1-800-293-1232
            --------------------------------------------------------

ADMINISTRATOR
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
            --------------------------------------------------------

SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
Phone 1-800-428-8890
            --------------------------------------------------------

LEGAL COUNSEL
Willkie Farr & Gallagher
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $3,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A description of the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan, is included at the back of this report.

            --------------------------------------------------------

                             BEA Income Fund, Inc.

                 ---------------------------------------------

                                 ANNUAL REPORT
                               December 31, 1997

BEA INCOME FUND, INC.

----------
Dear Shareholders:                                              January 30, 1998

We are pleased to report on the activities of the BEA Income Fund, Inc. ("the Fund") for the year ended December 31, 1997 and discuss our investment strategy.

    At December 31, 1997, the Fund's net asset value ("NAV") was $8.44, compared to an NAV of $8.12 at December 31, 1996. As a result, the Fund's total return (based on NAV and assuming reinvestment of dividends of $0.76 per share) for the year was 14.03%. For the quarter ended December 31, 1997, the Fund gained 2.40%.

    At December 31, 1997, $183.6 million was invested in high yield debt securities; $86.6 million was invested in investment grade debt securities; $19.2 was invested in equity securities; and the balance of $1.7 million was invested in cash equivalents. The investment grade component consisted of short and intermediate-term mortgages, asset backed securities and corporate bonds of intermediate maturity. Of the debt securities, the largest concentration (43.6%) was invested in B-rated issues.

THE MARKET

    The key dynamic in the U.S. fixed income markets during the fourth quarter was the effort by investors to grapple with the implications of the financial crisis occurring in Asia. Assumptions concerning such vital factors as global liquidity, sovereign risk and worldwide economic growth prospects were reassessed in light of the crisis and, ultimately, reflected in the marketplace via price adjustments. The presence of so much uncertainty resulted in a classic "flight to quality" in which high-caliber instruments like United States Treasury bonds and investment-grade corporate debt fared best, while prices of securities most dependent on growth prospects and liquidity conditions suffered the greatest declines.

    One could reasonably expect that high yield debt would sell off in this type of environment. Such was not the case, however, as the sector actually benefited. Not only did high yield generate positive returns during the quarter, but it also attracted substantial cash inflows from investors exiting the relatively riskier emerging debt markets.

    The flight to quality additionally favored high yield debt securities by pushing down interest rates. The yield on the bellwether 30-year Treasury bond, for example, fell to 5.92% at year-end from 6.39% at the end of the third quarter. With rates declining on one hand and higher-yielding emerging market debt selling off on the other, yield-hungry investors had few other places to go.

    Overall, 1997 was a banner year for the high yield market. The Salomon Brothers High Yield Market Index's 13.2% return handily exceeded the 9.65% return of the Lehman Brothers Aggregate Bond Index, a standard benchmark for the investment-grade sector. According to Chase Securities, new records were set in mutual fund inflows ($21.5 billion, up 35.2% from 1996), new issue volume ($125.5 billion, up 70.5%) and total market size ($452.3 billion, up 28.2%). The average yield for the overall high yield market fell to 9.31% from 9.47% on January 1, 1997.

PORTFOLIO REVIEW

    The Fund's outperformance of the broad high yield market (as represented by the Salomon Brothers index) throughout 1997 was primarily attributable to our emphasis on security selection and sector weightings. Both of these fundamental elements of our strategy remain essentially unchanged.

    The most prominent contributor to outperformance was telecommunications, which continues as one of the portfolio's most heavily weighted sectors. Our overweighting of the telecom sector compared to the market further enhanced performance by magnifying the beneficial impact of our individual telecom holdings' strong returns. Other positive factors included our relative underweighting in energy, which sold off as oil prices declined; and our avoidance of certain poorly performing companies in the automobile sector.

    We also note that events in Asia had little effect on the Fund. This was mainly because our three largest sector weightings (I.E., cable and media, telecom, gaming), which account for approximately one-third of total assets, are almost exclusively focused on the domestic U.S. market. In addition, the portfolio contains relatively low exposure to steel, paper and chemicals, which are the high yield market's cyclical industry groups most negatively affected by the Asian turmoil.

OUTLOOK

    In our view, the two drivers of a positive 1998 outlook for the high yield market remain intact. These are the ongoing macroeconomic backdrop of moderate growth and stable-to-declining interest rates, as well as the vibrance of corporate merger and acquisitions (M&A) activity.

    We believe that a somewhat cautious investment stance in the near term is most appropriate, however, as we expect to see a higher level of volatility in the market over the coming months. In particular, we see the current decoupling of the bond and stock markets as a mixed blessing for high yield. Bonds are doing well as a result of the flight to quality and its byproduct of falling yields, while the fall in stock prices, if longer-lived, would be negative for M&A. The relevance of trends in both for high yield suggests that achieving above-market returns should be more difficult than in 1997.

    Our strategy will continue to include a preference for issues at the higher end of the high yield credit spectrum (I.E., single-B) and the retention of our largest sector allocations in cable and media, telecommunications and gaming. During the fourth quarter, in fact, we raised exposure to these sectors even further because of their brighter prospects relative to those of cyclicals.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to BEA Associates at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 428-8890.

Sincerely yours,

           [SIGNATURE]

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

            [SIGNATURE]

William W. Priest, Jr.
CHAIRMAN OF THE BOARD*

    *Richard J. Lindquist, who is a member of the Executive Committee and is an Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to November 21, 1996, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined BEA Associates on May 1, 1995 as a result of BEA's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining BEA Associates, Mr. Lindquist served various offices at CSFBIM beginning in July, 1989. Mr. Lindquist is also President and Chief Investment Officer of BEA Strategic Global Income Fund, Inc.

    William W. Priest, Jr., who is Chairman of the Executive Committee and holds the offices of Executive Director and Chief Executive Officer of BEA Associates joined BEA Associates in 1972. Mr. Priest is Director and President of The Indonesia Fund, Inc., and Director and Chairman of the Board of BEA Strategic Global Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

PORTFOLIO OF INVESTMENTS

---------

DECEMBER 31, 1997

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------------------
-------------
DOMESTIC SECURITIES (97.6%)
--------------------------------------------------------------------------------
-------------
CORPORATE OBLIGATIONS (73.4%)
--------------------------------------------------------------------------------
-------------
AEROSPACE/DEFENSE (0.1%)
            Wyman-Gordon Co.
             Sr. Notes
             8.00%, 12/15/07                       Ba2    $         150   $     152,063
                                                                          -------------
--------------------------------------------------------------------------------
-------------
AUTOMOTIVE (1.3%)
         (3) Cambridge Industries, Inc.
             Sr. Sub. Notes
             10.25%, 7/15/07                        B3              500         521,875
            Collins & Aikman
             Products Corp.
             Sr. Sub. Notes
             11.50%, 4/15/06                        B3              650         730,438
            Consorcio G Grupo
             Dina S.A./MCII Holdings
             (U.S.A.), Inc.
             Sr. Secured Notes
             Zero Coupon, 11/15/02                 N/R            1,950       1,757,438
            Safety Components
             International, Inc.
             Series B, Gtd.
             Sr. Sub. Notes
             10.125%, 7/15/07                       B3              500         516,875
         (3) Walbro Corp.
             Gtd. Sr. Notes
             10.125%, 12/15/07                      B2              300         306,000
                                                                          -------------
            GROUP TOTAL                                                       3,832,626
                                                                          -------------
--------------------------------------------------------------------------------
-------------
BROADCASTING (5.1%)
         (8) Australis Holdings Pty. Ltd.
             Yankee Sr. Secured
             Discount Notes
             0.00%, 11/1/02                        N/R            2,250         659,339
         (8) Capstar Broadcasting Partners,
             Inc.
             Sr. Discount Notes
             0.00%, 2/1/09                         N/R            2,000       1,425,000
         (8) Commodore Media, Inc.
             Gtd. Sr. Sub. Notes
             7.50%, 5/1/03                          B2              300         334,500
         (3) Digital Television Services,
             L.L.C./DTS Capital, Inc.
             Gtd. Sr. Sub. Notes
             12.50%, 8/1/07                         B3              750         841,875
         (8) EchoStar Communications Corp.
             Gtd. Sr. Discount Notes
             0.00%, 6/1/04                          B2              450         411,750
         (3) Fox Kids Worldwide Inc.
             Sr. Notes
             9.25%, 11/1/07                         B1            1,000         970,000
            Granite Broadcasting Corp.
             Sr. Sub. Notes
             9.375%, 12/1/05                        B3              300         303,750

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
            Pegasus Media &
             Communications, Inc.
             Series B, Notes
             12.50%, 7/1/05                         B2    $         250   $     285,625
            SFX Broadcasting, Inc.
             Series B, Sr. Sub. Notes
             10.75%, 5/15/06                        B3              650         713,375
            Sinclair Broadcast Group, Inc.
             Gtd. Sr. Sub. Notes
             8.75%, 12/15/07                        B2              350         353,500
             Sr. Sub. Notes
             10.00%, 9/30/05                        B2              900         954,000
         (3) Source Media, Inc.
             Sr. Secured Notes
             12.00%, 11/1/04                        B3              200         198,000
            Spanish Broadcasting System,
             Inc.
             Sr. Notes
             12.50%, 6/15/02                        B2              500         573,750
            Turner Broadcasting Systems,
             Inc.
             Sr. Notes
             7.40%, 2/1/04                         Ba1            1,820       1,881,425
            United International Holdings:
             Sr. Secured Discount Notes
             Zero Coupon, 11/15/99                  B3            2,200       1,804,000
             Series B, Sr. Secured
             Discount Notes
             Zero Coupon, 11/15/99                  B3              750         615,000
            Univision Network Holding L.P.
             Sub. Notes
             Zero Coupon, 12/17/02                 N/R            1,500       1,606,875
            Young Broadcasting, Inc.:
             Series B, Gtd. Sr. Sub. Notes
             9.00%, 1/15/06                         B2              300         299,250
             Series B, Sr. Discount Notes
             8.75%, 6/15/07                         B2              750         744,375
                                                                          -------------
            GROUP TOTAL                                                      14,975,389
                                                                          -------------
--------------------------------------------------------------------------------
-------------
BUSINESS SERVICES (0.1%)
         (3) Iron Mountain Inc.
             Sr. Notes
             8.75%, 9/30/09                         B3              200         205,500
                                                                          -------------
--------------------------------------------------------------------------------
-------------
CABLE (7.0%)
            CCA Holdings Corp.
             Sr. Sub. Notes
             13.00%, 12/31/99                      N/R            1,500       2,145,000
            Cablevision Systems Corp.:
             Series B, Sr. Debentures
             8.125%, 8/15/09                       Ba2              250         258,750
             Sr. Sub. Debentures
             9.875%, 2/15/13                        B1              850         941,375

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
             Sr. Sub. Notes
             9.875%, 5/15/06                        B1    $         400   $     439,000
            Century Communications Corp.:
             Sr. Notes
             9.75%, 2/15/02                        Ba3              500         525,000
             8.75%, 10/1/07                        Ba3              400         409,000
            Charter Communications
             Southeast L.P.
             Series B, Sr. Notes
             11.25%, 3/15/06                        B3              450         495,000
            Comcast Corp.
             Sr. Sub. Notes:
             9.375%, 5/15/05                       Ba3              180         192,839
             9.125%, 10/15/06                      Ba3              750         810,000
         (8) Diamond Cable Communications
             plc
             Yankee Discount Notes
             0.00%, 12/15/05                        B3            1,800       1,399,500
      (3)(8) DIVA Systems Corp.
             Units
             0.00%, 5/15/06                        N/R            1,925       1,159,813
         (4) Falcon Holding Group L.P.
             Sr. Sub. Notes
             11.00%, 9/15/03                       N/R            1,752       1,887,552
            Helicon Group L.P.
             Series B, Sr. Secured Notes
             11.00%, 11/1/03                        B1              500         537,500
            InterMedia Capital Partners IV
             L.P./ InterMedia Partners
             Capital Corp.
             Sr. Notes
             11.25%, 8/1/06                         B2              650         723,125
            Lenfest Communications, Inc.:
             Sr. Notes
             8.375%, 11/1/05                       Ba3              500         516,250
             Sr. Sub. Notes
             10.50%, 6/15/06                        B2            1,000       1,115,000
         (8) Marcus Cable Co.
             Sr. Discount Notes
             0.00%, 12/15/05                      Caa1            1,600       1,388,000
            NTL, Inc.:
         (8)  Series A, Sr. Deferred Coupon
             Notes
             0.00%, 4/15/05                         B3            1,000         840,000
         (8)  Series B, Sr. Deferred Coupon
             Notes
             0.00%, 2/1/06                          B3              700         549,500
             Series B, Sr. Notes
             10.00%, 2/15/07                        B3              500         531,250
            Olympus Communications, L.P./
             Olympus Capital Corp.
             Series B, Sr. Notes
             10.625%, 11/15/06                      B1            1,000       1,105,000
            OpTel, Inc.
             Series B, Sr. Notes
             13.00%, 2/15/05                        B3              500         521,250
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (8) Telewest
             Communications plc
             Yankee Sr. Sub. Discount
             Debentures
             0.00%, 10/1/07                         B1    $       2,450   $   1,911,000
                                                                          -------------
            GROUP TOTAL                                                      20,400,704
                                                                          -------------
--------------------------------------------------------------------------------
-------------
CHEMICALS (1.9%)
            Harris Chemical N.A.
             Sr. Secured Debentures
             10.25%, 7/15/01                        B2            1,050       1,102,500
            Huntsman Polymers Corp.
             Sr. Notes
             11.75%, 12/1/04                        B1            1,000       1,121,250
            NL Industries Inc.:
             Sr. Secured Notes
             11.75%, 10/15/03                       B1              250         276,250
         (8)  Sr. Secured Discount
             Debentures
             0.00%, 10/15/05                        B2              800         796,000
         (8) Sterling Chemical
             Holdings, Inc.
             Sr. Secured Discount Notes
             0.00%, 8/15/08                       Caa1            1,000         610,000
            Texas Petrochemical Corp.
             Series B, Sr. Sub. Notes
             11.125%, 7/1/06                        B3              350         382,813
            UCC Investor's
             Holdings, Inc.
             Sr. Sub. Notes
             11.00%, 5/1/03                         B2            1,200       1,296,000
                                                                          -------------
            GROUP TOTAL                                                       5,584,813
                                                                          -------------
--------------------------------------------------------------------------------
-------------
CONSTRUCTION & BUILDING MATERIALS (0.7%)
         (3) American Architectural
             Products Corp.
             Sr. Notes
             11.75%, 12/1/07                      Caa1              650         653,250
         (8) Building Materials Corp.
             Series B, Sr. Deferred Notes
             0.00%, 7/1/04                         Ba3              200         189,000
            Collins & Aikman Floor
             Coverings, Inc.
             Series B, Sr. Sub. Notes
             10.00%, 1/15/07                        B3              550         572,000
         (8) Waxman Industries Inc.
             Series B, Sr. Secured
             Deferred Notes
             0.00%, 6/1/04                        Caa1              600         522,000
                                                                          -------------
            GROUP TOTAL                                                       1,936,250
                                                                          -------------
--------------------------------------------------------------------------------
-------------
CONSUMER PRODUCTS & SERVICES (1.7%)
         (8) Coinstar Inc.
             Sr. Discount Notes
             0.00%, 10/1/06                        N/R            1,700       1,326,000

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (3) Doskocil Manufacturing Co.,
             Inc.
             Gtd. Sr. Sub. Notes
             10.125%, 9/15/07                       B3    $         500   $     517,500
         (3) Holmes Products Corp.
             Gtd. Sr. Sub. Notes
             9.875%, 11/15/07                       B3              300         306,750
            Jordan Industries, Inc.
             Series B, Sr. Notes
             10.375%, 8/1/07                       N/R              750         765,000
            Playtex Products, Inc.
             Series B, Gtd. Sr. Notes
             8.875%, 7/15/04                        B1              225         228,937
            Renaissance Cosmetics, Inc.
             Gtd. Sr. Notes
             11.75%, 2/15/04                        B3              650         639,438
            Revlon Consumer Products, Inc.
             Series B, Sr. Sub. Notes
             10.50%, 2/15/03                        B3              700         745,500
         (3) Sealy Mattress Co.
             Gtd. Sr. Sub. Notes
             9.875%, 12/15/07                       B3              200         203,000
         (2) Town & Country Corp.
             Sr. Sub. Notes
             13.00%, 5/31/98                        Ca              878         364,444
                                                                          -------------
            GROUP TOTAL                                                       5,096,569
                                                                          -------------
--------------------------------------------------------------------------------
-------------
ELECTRONICS (1.7%)
            Advanced Micro Devices, Inc.
             Sr. Secured Notes
             11.00%, 8/1/03                        Ba1              850         913,750
            Celestica
             International, Inc.
             Yankee Gtd. Sr. Sub.
             Notes
             10.50%, 12/31/06                      N/R              600         651,000
            DecisionOne Corp.
             Sr. Sub. Notes
             9.75%, 8/1/07                          B3              500         521,250
         (8) DecisionOne
             Holdings Corp.
             Units
             0.00%, 8/1/08                         N/R              700         455,000
         (3) Flextronics International Ltd.
             Sr. Sub Notes
             8.75%, 10/15/07                        B2              500         498,750
            Unisys Corp.:
             Series B, Sr. Notes
             12.00%, 4/15/03                        B1            1,000       1,132,500
             Sr. Notes
             11.75%, 10/15/04                       B1              225         257,625
            Viasystems, Inc.
             Sr. Sub. Notes
             9.75%, 6/1/07                          B3              400         413,500
                                                                          -------------
            GROUP TOTAL                                                       4,843,375
                                                                          -------------
--------------------------------------------------------------------
-------------
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
ENERGY (3.1%)
            Abraxas Petroleum Corp.
             Series B, Sr. Notes
             11.50%, 11/1/04                        B2    $       1,550   $   1,689,500
            Belden & Blake
             Energy Co.
             Series B, Gtd. Sr. Sub Notes
             9.875%, 6/15/07                       N/R              200         202,750
            Bellwether
             Exploration Co.
             Gtd. Sr. Sub. Notes
             10.875%, 4/1/07                        B3            1,450       1,595,000
            Cliffs Drilling Co.
             Series D, Gtd. Sr.
             Notes
             10.25%, 5/15/03                       N/R            1,100       1,199,000
            Dawson Production Services,
             Inc.
             Sr. Notes
             9.375%, 2/1/07                         B1              150         157,500
         (3) Giant Industries, Inc.
             Gtd. Sr. Sub. Notes
             9.00%, 9/1/07                          B2              500         498,750
            H.S. Resources, Inc.:
             Gtd. Sr. Sub. Notes
             9.25%, 11/15/06                        B2              600         616,500
             Sr. Sub. Notes
             9.875%, 12/1/03                        B2              500         517,500
         (3) Hurricane
             Hydrocarbons Ltd.
             Gtd. Sr. Notes
             11.75%, 11/1/04                        B3              500         480,000
            Noble Drilling Corp.
             Sr. Notes
             9.125%, 7/1/06                       Baa2              100         110,500
            Parker Drilling Co.
             Series B, Gtd. Sr. Notes
             9.75%, 11/15/06                        B1              300         324,000
            Plains Resources, Inc.
             Series B, Gtd. Sr. Sub. Notes
             10.25%, 3/15/06                        B2              375         404,063
         (3) Southwest Royalties, Inc.
             Gtd. Sr. Notes
             10.50%, 10/15/04                       B3              500         495,000
         (3) TransAmerican Energy Corp.
             Sr. Secured Notes
             11.50%, 6/15/02                       N/R              350         343,875
            Wiser Oil Co.
             Gtd. Sr. Sub. Notes
             9.50%, 5/15/07                         B2              450         441,000
                                                                          -------------
            GROUP TOTAL                                                       9,074,938
                                                                          -------------
--------------------------------------------------------------------
-------------
ENTERTAINMENT (1.5%)
            American Skiing Co.
             Series B, Sr. Sub. Notes
             12.00%, 7/15/06                        B3              425         469,625

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
      (3)(8) Ascent Entertainment Group,
             Inc.
             Sr. Discount Notes
             0.00%, 12/15/04                        B3    $         400   $     228,500
         (3) Bally Total Fitness Holding
             Corp.
             Sr. Sub. Notes
             9.875%, 10/15/07                       B3              350         353,500
            Booth Creek Ski Holdings, Inc.
             Series B, Sr. Notes
             12.50%, 3/15/07                      Caa1            1,000         982,500
            Cinemark U.S.A., Inc.
             Series D, Sr. Sub. Notes
             9.625%, 8/1/08                        N/R              250         260,000
            Genmar Holdings, Inc.
             Series A, Sr. Sub. Notes
             13.50%, 7/15/01                      Caa2              500         507,500
         (3) Hollywood Theaters, Inc.
             Gtd. Sr. Sub. Notes
             10.625%, 8/1/07                        B3              400         426,000
            Time Warner Inc.
             Debentures
             6.85%, 1/15/26                        Ba1            1,095       1,131,956
                                                                          -------------
            GROUP TOTAL                                                       4,359,581
                                                                          -------------
--------------------------------------------------------------------------------
-------------
FINANCIAL SERVICES (7.0%)
            AT&T Capital Corp.
             Series 4, Medium Term Notes
             6.26%, 2/18/99                       Baa3              290         291,087
             6.92%, 4/29/99                       Baa3            1,100       1,112,375
             6.47%, 12/3/99                       Baa3               60          60,101
            Associates Corp. of
             North America
             Sr. Debentures
             5.96%, 5/15/37                        Aa3            1,215       1,224,112
            BellSouth Capital Funding
             Corp.
             Debentures
             6.04%, 11/15/26                       Aa1            1,700       1,738,352
            Citicorp
             Sr. Notes
             5.625%, 2/15/01                       Aa3            1,500       1,473,750
            GMAC
             Medium Term Notes
             6.90%, 6/6/00                          A3            2,000       2,031,760
         (9) General Electric Capital Corp.
             Remarketed Reset Notes
             6.29%, 12/15/07                       Aaa            2,150       2,160,470
         (3) Goldman Sachs
             Group L.P.
             Medium Term Notes
             6.20%, 2/15/01                         A1            3,000       2,985,000
            Long Island Savings
             Bank F.S.B.
             Notes
             7.00%, 6/13/02                       Baa3              770         785,400
            National Australia Bank Yankee
             Sub. Notes
             6.60%, 12/10/07                        A1              180         182,025
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
            Olympic Financial, Ltd.
             Units
             11.50%, 3/15/07                        B2    $         475   $     471,438
      (3)(8) PTC International
             Finance B.V.
             Gtd. Sr. Sub. Notes
             0.00%, 7/1/07                          B3              350         226,187
            Toyota Motor Credit Corp.
             Sr. Unsecured Bonds
             7.00%, 6/11/07                        Aaa            1,050       1,102,308
            Trans Financial Bank N.A.
             Notes
             6.48%, 10/23/98                      Baa3            1,250       1,250,988
            Western Financial
             Bank, F.S.B.
             Sub. Capital Debentures
             8.875%, 8/1/07                         B1              500         483,750
         (2) Westfed Holdings
             Sr. Debentures
             15.50%, 9/15/99                       N/R            1,750       1,610,000
         (3) Wilshire Financial Services
             Group, Inc.
             Series A, Sr. Notes
             13.00%, 8/15/04                       N/R            1,250       1,296,875
                                                                          -------------
            GROUP TOTAL                                                      20,485,978
                                                                          -------------
--------------------------------------------------------------------------------
-------------
FOOD & BEVERAGES (1.1%)
            AmeriServ Food Distribution,
             Inc.
             Gtd. Sr. Notes
             8.875%, 10/15/06                       B1              650         658,125
            Archibald Candy Corp.
             Gtd. Sr. Secured Notes
             10.25%, 7/1/04                         B2              550         576,125
         (3) Fleming Companies, Inc.
             Sr. Sub. Notes
             10.50%, 12/1/04                        B3              500         525,000
            Fresh Del Monte
             Produce N.V.
             Series B, Yankee Sr. Notes
             10.00%, 5/1/03                         B2              455         476,043
            International Home Foods, Inc.
             Gtd. Sr. Sub. Notes
             10.375%, 11/1/06                       B2            1,000       1,100,000
                                                                          -------------
            GROUP TOTAL                                                       3,335,293
                                                                          -------------
--------------------------------------------------------------------------------
-------------
HEALTH CARE (3.1%)
         (9) Health & Retirement Property
             Trust
             Remarketed Reset Notes
             6.20%, 7/9/07                        Baa2            1,050       1,046,063
            ICON Health & Fitness, Inc.
             Series B, Sr. Sub. Notes
             13.00%, 7/15/02                        B3              500         561,250
            IMAGYN Medical Technologies,
             Inc.
             Gtd. Sr. Sub. Notes
             12.50%, 4/1/04                        N/R              150         143,812

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
            Integrated Health Services,
             Inc.
             Series A, Sr. Sub. Notes
             10.25%, 4/30/06                       N/R    $         400   $     424,000
         (3)  Sr. Sub. Notes
             9.25%, 1/15/08                         B2              100         102,000
            Meditrust:
         (9)  Remarketed Reset Notes              Baa3              550         547,937
             6.325%, 8/15/02
             Conv. Debentures
             7.50%, 3/1/01                        Baa3            3,000       3,661,560
            Merck & Co.
             Series B, Medium Term Notes
             5.76%, 5/3/37                         Aaa            1,650       1,687,125
            Paracelsus Healthcare
             Sr. Sub. Notes
             10.00%, 8/15/06                        B1              750         765,000
                                                                          -------------
            GROUP TOTAL                                                       8,938,747
                                                                          -------------
--------------------------------------------------------------------------------
-------------
INDUSTRIAL GOODS & MATERIALS (5.2%)
            AMTROL Acquisition Inc.
             Sr. Sub. Notes
             10.625%, 12/31/06                      B3              400         413,000
            Alpine Group, Inc.
             Series B, Gtd. Sr. Secured
             Notes
             12.25%, 7/15/03                        B3              500         550,000
            Atlantis Group, Inc.
             Sr. Notes
             11.00%, 2/15/03                        B2              585         614,250
            CLARK Material
             Handling Co.
             Gtd. Sr. Notes
             10.75%, 11/15/06                       B1              550         585,750
         (3) Golden Ocean
             Group, Ltd.
             Units
             10.00%, 8/31/01                        B3            1,032         887,520
            Haynes International, Inc.
             Sr. Notes
             11.625%, 9/1/04                        B3              500         576,875
         (8) IHF Holdings, Inc.
             Series B, Sr. Sec.
             Discount Notes
             0.00%, 11/15/04                      Caa2            1,250       1,087,500
            Interlake Corp.
             Sr. Sub. Debentures
             12.125%, 3/1/02                        B3            1,000       1,050,000
            International Knife & Saw,
             Inc.
             Sr. Sub. Notes
             11.375%, 11/15/06                      B3              750         813,750
            MVE, Inc.
             Sr. Secured Debentures
             12.50%, 2/15/02                        B3              850         864,875
            Motors and Gears, Inc.
             Series B, Sr. Notes
             10.75%, 10/15/06                       B3            1,500       1,597,500
            Neenah Corp.
             Series B, Sr. Sub. Notes
             11.50%, 5/1/07                         B3              500         550,000
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (3) Park-Ohio Industries, Inc.
             Sr. Sub. Notes
             9.25%, 12/1/07                         B2    $         400   $     410,500
            Plastic Specialties &
             Technologies, Inc.
             Sr. Secured Debentures
             11.25%, 12/1/03                        B3              500         535,000
            SRI Receivables Purchase Co.,
             Inc.
             Series B, Notes
             12.50%, 12/15/00                      N/R            1,500       1,575,000
            Seagate Technology, Inc.
             Sr. Debentures
             7.45%, 3/1/37                        Baa3              900         950,625
            Specialty Equipment Companies,
             Inc.
             Sr. Sub. Notes
             11.375%, 12/1/03                       B3            1,000       1,082,500
            Terex Corp.
             Series B, Sr. Secured Notes
             13.25%, 5/15/02                        B2            1,000       1,142,500
                                                                          -------------
            GROUP TOTAL                                                      15,287,145
                                                                          -------------
--------------------------------------------------------------------------------
-------------
METALS & MINING (3.2%)
            AK Steel Corp.
             Gtd. Sr. Notes
             10.75%, 4/1/04                        Ba2            1,200       1,284,000
            Algoma Steel, Inc.
             Yankee First Mortgage Notes
             12.375%, 7/15/05                       B1              450         522,000
            Bayou Steel Corp.
             First Mortgage Notes
             10.25%, 3/1/01                         B2              400         415,000
            Gulf States Steel, Inc.
             First Mortgage Notes
             13.50%, 4/15/03                        B1            1,200       1,236,000
            Kaiser Aluminum & Chemical
             Corp.
             Series D, Sr. Notes
             10.875%, 10/15/06                      B1              875         953,750
         (3) Metallurg, Inc.
             Gtd. Sr. Notes
             11.00%, 12/1/07                        B3              650         671,125
         (3) Production Resource Group
             L.L.C./PRG Finance Group
             Sr. Sub. Notes
             11.50%, 1/15/08                      Caa2              750         753,750
            Republic Engineered Steel,
             Inc.
             First Mortgage Bonds
             9.875%, 12/15/01                     Caa1              785         745,750
         (3) Sheffield Steel Corp.
             First Mortgage Notes
             11.50%, 12/1/05                      Caa2              750         761,250
            WCI Steel, Inc.
             Series B, Sr. Secured Notes
             10.00%, 12/1/04                        B2              725         744,937

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (3) WHX Corporation
             Gtd. Sr. Notes
             9.25%, 11/15/07                        B2    $         750   $     736,875
            Weirton Steel Corp.
             Sr. Notes
             11.375%, 7/1/04                        B2              625         650,000
                                                                          -------------
            GROUP TOTAL                                                       9,474,437
                                                                          -------------
--------------------------------------------------------------------------------
-------------
PACKAGING/CONTAINERS (1.9%)
         (3) AEP Industries, Inc.
             Sr. Sub. Notes
             9.875%, 11/15/07                       B2              250         257,500
            BPC Holding Corp.
             Series B, Sr. Secured Notes
             12.50%, 6/15/06                      Caa3              950       1,045,000
            Container Corp. of America
             Gtd. Sr. Notes
             9.75%, 4/1/03                          B1              500         537,500
         (8) Crown Packaging Enterprises
             Ltd.
             Yankee Sr. Secured
             Discount Notes
             0.00%, 8/1/06                          Ca            1,950         468,000
            Four M Corp.
             Series B, Sr. Secured Notes
             12.00%, 6/1/06                         B3              500         532,500
            Gaylord Container Corp.:
             Series B, Sr. Notes
             9.75%, 6/15/07                         B3              700         684,250
             Sr. Sub. Discount Debentures
             12.75%, 5/15/05                      Caa1              775         829,250
         (3) Radnor Holdings Inc.
             Series B, Sr. Notes
             10.00%, 12/1/03                        B2              250         260,000
             Sr. Notes
             10.00%, 12/1/03                        B2              250         260,000
         (3) Stone Container
             Finance Co.
             Yankee Gtd. Sr. Notes
             11.50%, 8/15/06                        B2              530         556,500
                                                                          -------------
            GROUP TOTAL                                                       5,430,500
                                                                          -------------
--------------------------------------------------------------------------------
-------------
PAPER & FOREST PRODUCTS (1.1%)
         (3) Ainsworth Lumber
             Co. Ltd.
             Yankee Sr. Secured Notes
             12.50%, 7/15/07                        B3              500         506,250
            Crown Paper Co.
             Sr. Sub. Notes
             11.00%, 9/1/05                         B3              550         561,000
            Mail-Well Corp.
             Sr. Sub. Notes
             10.50%, 2/15/04                        B1            1,500       1,608,750
            Malette, Inc.
             Yankee Sr. Secured Debentures
             12.25%, 7/15/04                       Ba3              180         201,600
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
            QUNO Corp.
             Yankee Sr. Notes
             9.125%, 5/15/05                      Baa3    $         315   $     328,781
                                                                          -------------
            GROUP TOTAL                                                       3,206,381
                                                                          -------------
--------------------------------------------------------------------------------
-------------
PUBLISHING & INFORMATION SERVICES (1.6%)
      (3)(8) American Lawyer Media
             Holdings, Inc.
             Sr. Discount Notes
             0.00%, 12/15/08                        B3            2,725       1,536,219
            Belo (A.H.) Corp.
             Sr. Notes
             6.875%, 6/1/02                       Baa2              750         766,875
            General Media, Inc.
             Sr. Notes
             10.625%, 12/31/00                    Caa2              625         546,875
         (8) InterAct Systems, Inc.
             Sr. Discount Notes
             0.00%, 8/1/03                         N/R              750         305,625
            Lamar Advertising Co.
             Gtd. Sr. Sub. Notes
             9.625%, 12/1/06                        B1              250         270,000
            Peterson Publishing Co.,
             L.L.C./Peterson Capital Corp.
             Series B, Gtd. Sr. Sub. Notes
             11.125%, 11/15/06                      B3              338         382,785
            Universal Outdoor, Inc.
             Series B, Sr. Sub. Notes
             9.75%, 10/15/06                        B1              750         843,750
                                                                          -------------
            GROUP TOTAL                                                       4,652,129
                                                                          -------------
--------------------------------------------------------------------------------
-------------
REAL ESTATE (0.2%)
         (9) Camden Property Trust
             Remarketed Reset Notes
             6.097%, 5/9/02                       Baa3              600         600,312
                                                                          -------------
--------------------------------------------------------------------------------
-------------
RESTAURANTS, HOTELS & GAMING (5.9%)
         (3) Boyd Gaming Corp.
             Sr. Sub Notes
             9.50%, 7/15/07                         B1              150         157,875
         (2) Capital Gaming International,
             Inc.
             Promissory Notes
             10.125%, 8/1/95                       N/R                1              63
            CapStar Hotel Co.
             Sr. Sub. Notes
             8.75%, 8/15/07                         B1              375         387,187
            Casino America, Inc.
             Gtd. Sr. Notes
             12.50%, 8/1/03                         B1            1,400       1,519,000
            Casino Magic of Louisiana,
             Corp.
             Series B, Gtd.
             First Mortgage Notes
             13.00%, 8/15/03                        B3            1,900       1,800,250

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
            Colorado Gaming &
             Entertainment, Co.
             Gtd. Sr. Notes
             12.00%, 6/1/03                        N/R    $       1,480   $   1,598,800
            Elsinore Corp.
             Second Mortgage Notes
             13.50%, 8/20/01                       N/R              790         790,000
            Empress River Casino Finance
             Corp.
             Gtd. Sr. Notes
             10.75%, 4/1/02                        Ba3              500         538,125
            Friendly Ice Cream Corp.
             Gtd. Sr. Notes
             10.50%, 12/1/07                        B1              500         503,750
            G.B. Property
             Funding Corp.
             Gtd. First
             Mortgage Notes
             10.875%, 1/15/04                     Caa1            1,100         924,000
            HMC Acquisition Properties,
             Series B, Gtd. Sr. Notes
             9.00%, 12/15/07                       Ba3              450         462,937
         (3) Hollywood Park, Inc.
             Sr. Sub. Notes
             9.50%, 8/1/07                          B2              675         722,250
            Horseshoe Gaming L.L.C.:
             Series B, Gtd. Sr. Notes
             12.75%, 9/30/00                        B1              750         828,750
         (3)  Series B, Sr. Sub. Notes
             9.375%, 6/15/07                        B3            1,500       1,575,000
            Majestic Star Casino L.L.C.
             Sr. Exchange
             Secured Notes
             12.75%, 5/15/03                        B2              200         215,500
            Mohegan Tribal Gaming
             Authority
             Series B, Sr. Secured Notes
             13.50%, 11/15/02                      Ba1              900       1,164,375
            Prime Hospitality Corp.
             Secured First Mortgage Notes
             9.25%, 1/15/06                        Ba2              975       1,037,155
            Red Roof Inns, Inc.
             Sr. Exchange Notes
             9.625%, 12/15/03                       B2              700         724,500
            Santa Fe Hotel, Inc.
             Gtd. First Mortgage Notes
             11.00%, 12/15/00                     Caa2              354         322,140
            Waterford Gaming L.L.C./
             Waterford Gaming Finance
             Corp.
             Sr. Notes
             12.75%, 11/15/03                      N/R            1,514       1,672,970
            Wyndham Hotel Corp.
             Gtd. Sr. Sub. Notes
             10.50%, 5/15/06                        B2              300         348,000
                                                                          -------------
            GROUP TOTAL                                                      17,292,627
                                                                          -------------
--------------------------------------------------------------------
-------------
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
RETAIL (2.7%)
            Brylane L.P.
             Gtd. Sr. Sub. Notes
             10.00%, 9/1/03                         B1    $         500   $     530,625
         (3) County Seat Stores, Inc.
             Units
             12.75%, 11/1/04                       N/R            1,100       1,149,500
            Dairy Mart Convenience
             Stores, Inc.
             Sr. Sub. Notes
             10.25%, 3/15/04                        B3              750         748,125
            Great American Cookie Co.
             Series B, Sr. Secured
             Debentures
             10.875%, 1/15/01                       B3            1,250       1,278,125
            Jitney-Jungle Stores of
             America, Inc.:
            Gtd. Sr. Sub. Notes
             10.375%, 9/15/07                      N/R              500         518,750
             Gtd. Sr. Notes
             12.00%, 3/1/06                         B2              250         283,750
            K Mart Corp.
             Debentures
             7.75%, 10/1/12                        Ba3            1,175       1,120,656
         (3) Mrs. Field's Original Cookies
             Gtd. Sr. Notes
             10.125%, 12/1/04                       B2              300         302,250
         (3) Pantry, Inc.
             Sr. Sub. Notes
             10.25%, 10/15/07                       B3              650         666,250
            Parisian, Inc.
             Sr. Sub. Notes
             9.875%, 7/15/03                        B1            1,200       1,284,000
                                                                          -------------
            GROUP TOTAL                                                       7,882,031
                                                                          -------------
--------------------------------------------------------------------------------
-------------
TELECOMMUNICATIONS (13.6%)
            Advanced Radio
             Telecommunications Corp.
             Sr. Notes
             14.00%, 2/15/07                      Caa2              900         864,000
         (8) American Communications
             Services, Inc.
             Sr. Discount Notes
             0.00%, 11/1/05                        N/R            1,700       1,368,500
            Brooks Fiber Properties, Inc.:
         (8) Sr. Discount Notes:
             0.00%, 3/1/06                         N/R            1,000         830,000
             0.00%, 11/1/06                        N/R            1,625       1,295,937
             Sr. Notes
             10.00%, 6/1/07                        N/R            1,050       1,202,250
         (8) COLT Telecom Group plc
             Yankee Units
             0.00%, 12/15/06                        B3              400         313,000
            Cellular Communications
             International, Inc.
             Units
             Zero Coupon, 8/15/00                   B3            2,000       1,605,000

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (3) Concentric Network Corp.
             Units
             12.75%, 12/15/07                      N/R    $         750   $     770,625
         (8) Dial Call Communications
             Sr. Discount Notes
             0.00%, 4/15/04                         B3            1,100       1,050,500
         (8) EchoStar Satellite
             Broadcasting Corp.
             Sr. Secured Discount Notes
             0.00%, 3/15/04                         B3              750         639,375
            Fox/Liberty Networks L.L.C.
             Sr. Notes
             8.875%, 8/15/07                        B1              500         500,000
      (3)(8) GST Telecommunications, Inc.
             Conv. Sr. Sub. Discount Notes
             0.00%, 12/15/05                       N/R              200         154,000
         (8) GST USA, Inc.
             Gtd. Sr. Discount Notes
             0.00%, 12/15/05                       N/R            1,800       1,381,500
            Geotek Communications, Inc.
             Conv. Sr. Sub. Notes
             12.00%, 12/15/01                     Caa1            1,100         880,000
         (3) Globalstar, L.P. / Globalstar
             Capital Corp.
             Sr. Notes
             10.75%, 11/1/04                        B3            1,000         980,000
         (8) ICG Holdings, Inc.:
             Gtd. Sr. Exchange Discount
             Notes
             0.00%, 5/1/06                         N/R              600         453,000
             0.00%, 3/15/07                        N/R            2,000       1,360,000
             Gtd. Sr. Discount Notes
             0.00%, 9/15/05                        N/R              650         533,813
            ITC DeltaCom, Inc.
             Sr. Notes
             11.00%, 6/1/07                         B2              400         442,000
         (3) Intermedia Communications,
             Inc.
             Sr. Notes
             8.875%, 11/1/07                        B2              200         206,500
            Iridium LLC / Iridium Capital
             Corp.
             Series B, Sr. Notes
             14.00%, 7/15/05                        B3              500         548,750
         (8) Jordan Telecommunications
             Products, Inc.
             Series B, Sr. Discount Notes
             0.00%, 8/1/07                         N/R              625         503,125
         (8) McCaw International Ltd.
             Sr. Discount Notes
             0.00%, 4/15/07                        N/R            1,000         585,000
            McLeod USA, Inc.:
         (3)  Sr. Notes
             9.25%, 7/15/07                         B3              400         419,000
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (8)  Sr. Discount Notes
             0.00%, 3/1/07                          B3    $         400   $     291,000
      (3)(8) MetroNet Communications Corp.
             Sr. Discount Notes
             0.00%, 11/1/07                        N/R            1,100         673,750
         (8) Microcell Telecommunications,
             Inc.
             Series B, Yankee Sr. Discount
             Notes
             0.00%, 6/1/06                         N/R              400         270,000
            NEXTLINK Communications, Inc.
             Sr. Notes
             12.50%, 4/15/06                        B3              350         400,312
      (3)(8) Nextel Communications, Inc.
             Sr. Discount Notes
             0.00%, 8/15/04                         B3            2,200       1,958,000
            Orion Network Systems, Inc.
             Gtd. Sr. Notes
             11.25%, 1/15/07                        B2              500         568,125
         (8) Pagemart Nationwide, Inc.
             Sr. Discount Notes
             0.00%, 2/1/05                          B3            1,750       1,566,250
            Petersburg Long Distance,
             Inc.:
         (8) Units
             0.00%, 6/1/04                         N/R            1,610       1,529,500
             Conv. Sub. Notes
             9.00%, 6/1/06                         N/R              230         286,638
            PriCellular Wireless Corp.:
         (8) Discount Notes
             0.00%, 10/1/03                         B1              250         274,062
             Sr. Notes
             10.75%, 11/1/04                        B3              650         659,750
      (3)(8) Price Communications
             Corp./Price Communications
             Cellular Holdings, Inc.
             Units
             0.00%, 8/1/07                        Caa1            1,150         718,750
      (3)(8) Qwest Communications
             International, Inc.
             Sr. Discount Notes
             0.00%, 10/15/07                        B2              600         408,000
            Rogers Cablesystems Ltd.
             Series B, Yankee Sr.
             Secured 2nd Priority Notes
             10.00%, 3/15/05                       Ba3              300         330,000
            Rogers Cantel, Inc.
             Yankee Sr. Secured
             Debentures
             9.375%, 6/1/08                        Ba3              350         371,000
            Sprint Spectrum L.P./
             Sprint Spectrum Finance Corp.
             Sr. Notes
             11.00%, 8/15/06                        B2            1,400       1,575,000

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (3) Star Choice Communications,
             Inc.
             Units
             13.00%, 12/15/05                       B3    $         500   $     516,250
         (3) TCI Satellite Entertainment,
             Inc.:
             Sr. Sub. Discount Notes
         (8)  0.00%, 2/15/07                        B3              250         167,500
             Sr. Sub. Notes
             10.875%, 2/15/07                       B3              700         742,000
         (3) Talton Holdings Inc.
             Gtd. Sr. Notes
             11.00%, 6/30/07                        B2              500         538,750
            Teleport Communications
             Group, Inc.:
             Sr. Notes
             9.875%, 7/1/06                         B1              750         846,562
         (8)  Sr. Discount Notes
             0.00%, 7/1/07                        Baa3            1,150         937,250
      (3)(8) Telesystem International
             Wireless, Inc.
             Sr. Discount Notes
             0.00%, 6/30/07                       Caa1              400         251,000
         (3) Teletrac Inc./Teletrac
             Holdings, Inc.
             Sr. Notes
             14.00%, 8/1/07                       Caa2              350         364,000
            UNIFI Communications, Inc.
             Sr. Notes
             14.00%, 3/1/04                        N/R            1,000         986,250
      (3)(8) USN Communications Inc.
             Units
             0.00%, 8/15/04                       Caa1              760         583,300
         (8) Videotron Holdings plc
             Yankee Discount Notes
             0.00%, 8/15/05                       Baa3            1,500       1,326,735
            Western Wireless Corp.
             Sr. Sub. Notes
             10.50%, 2/1/07                         B3              350         378,875
         (8) WinStar Communications, Inc.
             Sr. Discount Notes
             0.00%, 10/15/05                      Caa1            1,500       1,192,500
                                                                          -------------
            GROUP TOTAL                                                      39,596,984
                                                                          -------------
--------------------------------------------------------------------------------
-------------
TEXTILES/APPAREL (0.6%)
         (3) Maxim Group, Inc.
             Gtd. Sr. Sub. Notes
             9.25%, 10/15/07                        B2              700         693,000
            Pillowtex Corp. Gtd.
             Gtd. Sr. Sub. Notes
             10.00%, 11/15/06                       B2              500         535,000
            William Carter Co.
             Series A, Sr. Sub. Notes
             10.375%, 12/1/06                       B3              500         528,750
                                                                          -------------
            GROUP TOTAL                                                       1,756,750
                                                                          -------------
--------------------------------------------------------------------
-------------
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
TRANSPORTATION (1.8%)
            CHC Helicopter Corp.
             Yankee Sr. Sub. Notes
             11.50%, 7/15/02                        B3    $         750   $     798,750
            Norfolk Southern Corp.:
             Notes
             7.875%, 2/15/04                      Baa1              700         750,750
             7.05%, 5/1/37                        Baa1              815         864,919
         (3) Pegasus Shipping Ltd.
             Gtd. Sr. Mortgage Notes
             11.875%, 11/15/04                    Caa1              300         296,625
            USAir, Inc.
             Gtd. Sr. Notes
             10.00%, 7/1/03                         B3            1,500       1,545,000
         (3) ValueJet, Inc.
             Sr. Notes
             10.50%, 4/15/01                        B2            1,000       1,000,000
                                                                          -------------
            GROUP TOTAL                                                       5,256,044
                                                                          -------------
--------------------------------------------------------------------------------
-------------
WASTE MANAGEMENT (0.2%)
            Allied Waste North
             America, Inc.
             Gtd. Sr. Sub. Notes
             10.25%, 12/1/06                        B2              550         602,250
                                                                          -------------
--------------------------------------------------------------------------------
-------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $205,212,236)                                                       214,259,416
                                                                          -------------
--------------------------------------------------------------------
-------------
MUNICIPAL SECURITIES (0.7%)
       --------------------------------------------------------------------------------
-------------
            New Jersey Economic
             Development Authority
             Series B, Revenue Bonds:
             Zero Coupon, 2/15/03                  Aaa            1,605       1,186,047
             Zero Coupon, 2/15/07                  Aaa            1,280         728,153
                                                                          -------------
--------------------------------------------------------------------------------
-------------
TOTAL MUNICIPAL SECURITIES
  (Cost $1,821,209)                                                           1,914,200
                                                                          -------------
--------------------------------------------------------------------
-------------
GOVERNMENT & AGENCY SECURITIES (7.6%)
--------------------------------------------------------------------------------
-------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.1%)
            REMIC-PAC:
             Series 1262, Class H 4.50%,
             11/15/20                              Aaa              850         774,563
             Series 1660, Class E
             6.00%, 1/15/07                        Aaa            1,370       1,366,575
            Various Pools:
            7.00%, 3/1/11                          Aaa              717         730,587
            7.00%, 5/1/12                          Aaa            1,325       1,347,128
            8.50%, 5/1/17                          Aaa              990       1,046,155
            8.50%, 9/1/20                          Aaa              243         256,188
            8.50%, 7/1/21                          Aaa              666         703,252
                                                                          -------------
            GROUP TOTAL                                                       6,224,448
                                                                          -------------
--------------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.8%)
            30-Year TBA
             6.50%, 1/15/28                        Aaa    $       3,050   $   3,011,875
            Various Pools:
            7.00%, 3/1/11                          Aaa            1,842       1,874,420
            8.50%, 11/1/17                         Aaa              334         351,791
            REMIC-PAC Series 1989-23,
             Class D
             10.20%, 9/25/18                       Aaa            1,769       1,825,061
            STRIPS, Series H, Class 2
             11.50%, 5/1/09                        Aaa              888         978,140
                                                                          -------------
            GROUP TOTAL                                                       8,041,287
                                                                          -------------
--------------------------------------------------------------------------------
-------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.1%)
            Various Pools:
             10.50%, 9/15/15-8/15/16               Aaa              227         255,040
                                                                          -------------
--------------------------------------------------------------------------------
-------------
TENNESSEE VALLEY AUTHORITY (0.3%)
            Power Bonds, 1996
             Series A
             5.88%, 4/1/36                         Aaa              840         841,050
                                                                          -------------
--------------------------------------------------------------------------------
-------------
UNITED STATES DEPARTMENT OF VETERANS AFFAIRS (0.1%)
            Vendee Mortgage Trust REMIC
             Series 1994-2, Class 3F
             6.50%, 10/15/15                       N/R              400         399,000
                                                                          -------------
--------------------------------------------------------------------------------
-------------
UNITED STATES TREASURY NOTES (2.2%)
            5.625%, 10/31/99                       Aaa              790         789,257
            7.875%, 11/15/04                       Aaa            5,010       5,601,030
                                                                          -------------
            GROUP TOTAL                                                       6,390,287
                                                                          -------------
--------------------------------------------------------------------------------
-------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $21,884,211)                                                         22,151,112
                                                                          -------------
--------------------------------------------------------------------------------
-------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.7%)
--------------------------------------------------------------------
-------------
            Asset Securitization Corp.:
             Series 1997-D5, Class A1D
             6.85%, 2/14/41                        Aaa              650         665,944
             Series 1996-MD6, Class A6
             7.108%, 11/13/26                     Baa2              420         434,503
            Chase Commercial Mortgage
             Securities Corp.
             Series 1996-2, Class A2
             6.90%, 9/19/06                        N/R              550         558,745
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------

            Drexel, Burnham & Lambert
             Trust
             REMIC-PAC, Series S,
             Class 2
             9.00%, 8/1/18                         Aaa    $       4,355   $   4,356,372
            Fleetwood Credit Corp.
             Grantor Trust
             Series 1997-B, Class A
             6.40%, 5/15/13                        Aaa              916         921,873
            Kidder Peabody
             Acceptance Corp.
             Series 1994-C1 Class C1 B
             6.85%, 2/1/06                         N/R              910         922,740
                                                                          -------------
--------------------------------------------------------------------------------
-------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $8,115,395)                                                           7,860,177
                                                                          -------------
--------------------------------------------------------------------------------
-------------
ASSET BACKED OBLIGATIONS (6.1%)
--------------------------------------------------------------------
-------------
            American Express Credit
             Account Master Trust,
             Credit Card Receivables
             Series 1997-1, Class A
             6.40%, 4/15/05                        Aaa              370         374,969
            California Infrastructure and
             Economic Development Bank,
             Special Purpose Trust,
             Rate Reduction Certificates:
             Series 1997-1, Class A6
             6.32%, 9/25/05                        Aaa              700         705,691
             Series 1997-1, Class A5
             6.28%, 9/25/05                        Aaa              340         342,179
             Series 1997-1, Class A5
             6.19%, 9/25/05                        Aaa              210         210,525
            Capita Equipment
             Receivables Trust,
             Series 1996-1, Class A3
             6.11%, 7/15/99                        Aaa            1,250       1,250,588
         (3) Constellation
             Finance L.L.C.
             Airline Receivable
             Asset Backed Notes
             Series 1997-1
             9.80%, 12/14/02                       N/R              500         502,500
            First U.S.A. Credit Card
             Master Trust,
             Visa/MasterCard
             Credit Card Receivables,
             Series 1997-6, Class A
             6.42%, 3/17/05                        Aaa              730         738,366

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
            Green Tree Financial Corp.
             Manufactured Housing
             Installment Sale Contracts:
             Series 1997-3, Class A3
             6.73%, 7/15/28                        Aaa    $       1,650   $   1,667,012
             Series 1995-7, Class A3
             6.35%, 11/15/26                       Aaa            1,300       1,304,129
             Series 1993-4, Class B1
             7.20%, 1/15/19                       Baa3            2,000       2,015,000
             Series 1995-7, Class A2
             6.15%, 11/15/26                       Aaa              778         778,395
             Series 1995-4, Class A3
             6.30%, 7/15/25                        Aaa              350         350,217
            Green Tree Recreational,
             Equipment & Consumer
             Trust, Consumer Products &
             Equipment Retail Installment
             Sale Contracts,
             Series 1997-C, Class A-1
             6.49%, 2/15/18                        N/R            1,027       1,034,545
            Metris Master Trust,
             MasterCard Credit Card
             Receivables,
             Series 1997-1, Class A
             6.87%, 10/20/05                       Aaa              900         923,904
            Nationscredit Grantor Trust,
             Boat Retail Installment Sale
             Contracts,
             Series 1996-1, Class A
             5.85%, 9/15/11                        Aaa              801         794,584
            Sears Credit Account Master
             Trust, Credit Card
             Receivables:
             Series 1996-1, Class A
             6.20%, 2/16/06                        Aaa            1,750       1,755,191
             Series 1997-1, Class A
             6.20%, 7/16/07                        Aaa              710         709,553
            Standard Credit Card Master
             Trust, Visa/ MasterCard
             Credit Card Receivables:
             Series 1994-2, Class A
             7.25%, 4/7/08                         Aaa              460         486,593
             Series 1994-4, Class A
             8.25%, 11/7/03                        Aaa              570         610,613
            Toyota Auto Lease Trust,
             Automobile Receivables,
             Series 1997-A, Class A2
             6.35%, 4/26/04                        Aaa            1,150       1,152,151
                                                                          -------------
--------------------------------------------------------------------
-------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $17,421,396)                                                         17,706,705
                                                                          -------------
--------------------------------------------------------------------
-------------

                                               Shares/          Value
                                                Units        (Note A-1)
-------------------------------------------------------------------------
----------------
COMMON STOCKS (1.0%)
-------------------------------------------------------------------------
----------------
BROADCASTING (0.0%)
         (1) Pegasus Communications Corp.             564   $           6
                                                            -------------
--------------------------------------------------------------------
-------------
CABLE (0.0%)
         (1) OpTel, Inc.                              500               5
                                                            -------------
-------------------------------------------------------------------------
----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
         (1) Coinstar, Inc.                        11,887          98,068
                                                            -------------
--------------------------------------------------------------------
-------------
FINANCIAL SERVICES (0.0%)
      (1)(5) Westfed Holdings, Inc.
             Class B (acquired 9/20/88,
             $383)                                 12,670               0
                                                            -------------
--------------------------------------------------------------------
-------------
FOOD & BEVERAGES (0.6%)
      (1)(5) Dr. Pepper Bottling Holdings,
             Inc.
             Class A (acquired 2/25/97,
             cost $1,181,250)                      75,000       1,725,000
      (1)(3) Specialty Foods Corp.                 30,000           3,000
                                                            -------------
            GROUP TOTAL                                         1,728,000
                                                            -------------
-------------------------------------------------------------------------
----------------
INDUSTRIAL GOODS & MATERIALS (0.1%)
   (1)(5)(7) CIC I Acquisition Corp.
             (acquired 10/18/89, cost
             $1,076,715)                            2,944         200,192
                                                            -------------
-------------------------------------------------------------------------
----------------
METALS & MINING (0.0%)
            Sheffield Steel Corp.                   6,250          12,500
                                                            -------------
-------------------------------------------------------------------------
----------------
PACKAGING/CONTAINERS (0.0%)
         (1) Crown Packaging Enterprises
             Ltd.                                 253,500           2,535
                                                            -------------
-------------------------------------------------------------------------
----------------
PAPER & FOREST PRODUCTS (0.1%)
         (1) Mail-Well, Inc.                       10,653         428,112
                                                            -------------
-------------------------------------------------------------------------
----------------
RESTAURANTS, HOTELS & GAMING (0.1%)
         (1) Casino America, Inc.                  14,947          35,962
         (1) Colorado Gaming &
             Entertainment, Co.                    26,465         145,558
         (1) Elsinore Corp.                        86,538         194,711
         (1) Motels of America, Inc.                  500           9,000
                                                            -------------
            GROUP TOTAL                                           385,231
                                                            -------------
-------------------------------------------------------------------------
----------------
RETAIL (0.0%)
      (1)(5) Jewel Recovery L.P.
             (acquired 7/30/93, cost $0)           49,559               0
                                                            -------------
--------------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                               Shares/          Value
                                                Units        (Note A-1)
--------------------------------------------------------------------
-------------
TELECOMMUNICATIONS (0.1%)
         (1) Nextel Communications, Inc.
             Class A                                6,661   $     124,736
         (1) Pagemart Nationwide, Inc.              7,000          59,500
                                                            -------------
            GROUP TOTAL                                           184,236
                                                            -------------
-------------------------------------------------------------------------
----------------
TOTAL COMMON STOCKS
  (Cost $3,303,075)                                             3,038,885
                                                            -------------
--------------------------------------------------------------------
-------------
PREFERRED STOCKS (5.0%)
-------------------------------------------------------------------------
----------------
AEROSPACE/DEFENSE (0.4%)
            GPA Group plc
             7% Second Preference Cum.
             Conv.                              2,125,000       1,136,875
                                                            -------------
-------------------------------------------------------------------------
----------------
BROADCASTING (1.2%)
         (1) Pegasus Communications Corp.:
             Units                                    250         278,125
             12.75% Cum. Exchangeable,
             Series A                                  28          30,240
            Source Media, Inc.
             13.5% Units                           55,000       1,388,750
            Spanish Broadcasting System,
             Inc.
             14.25% Cum. Exchangeable              16,000       1,704,000
                                                            -------------
            GROUP TOTAL                                         3,401,115
                                                            -------------
-------------------------------------------------------------------------
----------------
CABLE (1.4%)
         (3) Adelphia Communications Corp.
             13% Cum. Exchangeable, Series
             B                                      5,000         596,250
            DIVA Systems Corp.
             Series D                              56,913         626,043
            NTL, Inc.
             13% Exchangeable                       1,604       1,852,100
         (3) Nextel Communications, Inc.
             13% Cum. Exchangeable, Series
             D                                        824         952,020
                                                            -------------
            GROUP TOTAL                                         4,026,413
                                                            -------------
-------------------------------------------------------------------------
----------------
CONSUMER PRODUCTS & SERVICES (0.1%)
            Renaissance Cosmetics, Inc.
             14% Cumulative                           354         177,000
                                                            -------------
-------------------------------------------------------------------------
----------------
FINANCIAL SERVICES (0.0%)
      (5)(7) West Fed Holdings, Inc.
             Class A (acquired
             9/20/88-6/18/93, cost
             $3,611,992)                           42,759          42,759
                                                            -------------
-------------------------------------------------------------------------
----------------
PAPER & FOREST PRODUCTS (0.3%)
         (1) SD Warren Co.
             14% Cum. Exchangeable, Series
             B                                     21,459       1,051,491
                                                            -------------
-------------------------------------------------------------------------
----------------
PUBLISHING & INFORMATION SERVICES (0.2%)
            Primedia, Inc.
             10% Cum. Exchangeable, Series
             D                                      5,000         516,250
                                                            -------------
-------------------------------------------------------------------------
----------------
RESTAURANTS, HOTELS & GAMING (0.1%)
            AmeriKing, Inc.
             13% Cum. Exchangeable                 16,510         437,507
                                                            -------------
--------------------------------------------------------------------
-------------
                                               Shares/          Value
                                                Units        (Note A-1)
--------------------------------------------------------------------
-------------

RETAIL (0.5%)
         (1) Jitney-Jungle Stores of
             America, Inc.
             15.00% Class A                         9,250   $   1,406,000
                                                            -------------
-------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS (0.8%)
         (3) Intermedia Communications,
             Inc.
             7% Jr. Convertible, Series E          44,000       1,265,000
             13.5% Exchangeable, Series B           2,790         344,819
            NEXTLINK Communications, Inc.
             14% Cum. Exchangeable                 10,536         653,232
                                                            -------------
            GROUP TOTAL                                         2,263,051
                                                            -------------
-------------------------------------------------------------------------
----------------
TOTAL PREFERRED STOCKS
  (Cost $15,809,358)                                           14,458,461
                                                            -------------
--------------------------------------------------------------------
-------------
RIGHTS (0.0%)
-------------------------------------------------------------------------
----------------
            Terex Corp.,
             expiring 5/15/02 (Cost $0)             6,000         120,000
                                                            -------------
--------------------------------------------------------------------
-------------
WARRANTS (0.5%)
-------------------------------------------------------------------------
----------------
         (1) Advanced Radio
             Telecommunications Corp.,
             expiring 2/15/07                      13,500         138,915
         (1) American Communications
             Services, Inc.
             expiring 11/1/05                       2,000         180,000
         (1) American Telecasting, Inc.
             expiring 6/23/99                         525               0
         (1) Australis Holdings Pty Ltd.
             expiring 10/30/01                      2,250              15
         (1) Boomtown, Inc.
             expiring 11/1/98                         500               5
         (1) CHC Helicopter Corp.
             expiring 12/15/00                      6,000          19,500
      (1)(7) Chi Energy, Inc.
             Series B
             expiring 11/8/03                       7,578          18,195
             expiring 11/8/05                       4,919          11,811
         (1) Capital Gaming International,
             Inc.
             expiring 2/1/99                        5,704               0
         (1) Casino America, Inc.
             expiring 5/3/01                        2,646              26
      (1)(7) Consolidated Hydro, Inc.
             expiring 12/31/03                      5,400               0
         (1) County Seat Stores, Inc.
             expiring 10/15/98                      1,520              15
         (1) Crown Packaging Holdings Ltd.
             expiring 11/1/03                       2,000             250
         (1) Dairy Mart Convenience Stores,
             Inc.
             expiring 5/13/98                      11,666           5,834
         (1) Elsinore Corp.
             expiring 10/8/98                      79,941               0
         (1) General Media, Inc.:
             expiring 12/22/00                        500             500
             expiring 12/31/00                        625             625
         (1) Golden Ocean Group, Ltd.
             expiring 8/31/01                       1,032           5,160

    The accompanying notes are an integral part of the financial statements.

                                               Shares/          Value
                                                Units        (Note A-1)
--------------------------------------------------------------------
-------------
         (1) Great American Cookie Co.
             expiring 1/30/00                         225   $       2,250
         (1) Hemmeter Enterprises, Inc.
             expiring 12/15/99                      9,000               0
         (1) IHF Capital, Inc.
             expiring 11/14/99                        500          27,500
         (1) In-Flight Phone Corp.
             expiring 8/31/02                       1,000               0
         (1) IntelCom Group, Inc.
             expiring 9/1/05                        2,145          30,030
         (1) Interact Systems, Inc.
             expiring 8/1/03                          750               0
         (1) McCaw International Ltd.
             expiring 4/15/07                       1,000           2,500
         (1) Microcell Telecommunications:
             expiring 12/31/97                      1,600              16
             expiring 12/31/97                      1,600          21,904
         (1) NEXTLINK Communications, Inc.
             expiring 2/1/09                        9,500              95
         (1) Nextel Communications, Inc.
             expiring 4/25/99                         750           2,250
         (1) Orion Network Systems, Inc.
             expiring 1/15/07                         500           6,000
         (1) Price Communications Corp.
             expiring 8/1/07                        3,956          39,560
         (1) Renaissance Cosmetics, Inc.:
             expiring 4/3/01                        3,000          30,000
             expiring 8/31/06                         300               3
         (1) SD Warren Co.
             expiring 12/15/06                     12,000          60,000
         (1) Spanish Broadcasting Systems:
             expiring 6/29/99                       1,500         525,000
             expiring 6/30/99                       1,500         352,500
         (1) Teletrac, Inc.
             expiring 8/1/07                          350           1,925
         (1) UNIFI Communications, Inc.
             expiring 3/1/07                        1,000              10
         (1) UROHEALTH Systems, Inc.
             expiring 4/10/04                         150             375
         (1) USN Communications, Inc.
             expiring 10/15/04                      7,600              76
         (1) United International Holdings
             expiring 11/15/99                      2,950          35,400
         (1) Wright Medical Technology
             expiring 6/30/03                         618          61,765
                                                            -------------
-------------------------------------------------------------------------
----------------
TOTAL WARRANTS
  (Cost $1,911,600)                                             1,580,010
                                                            -------------
-------------------------------------------------------------------------
----------------
                                               Moody's          Face
                                               Ratings         Amount
                                             (Unaudited)        (000)
--------------------------------------------------------------------------------
----------------
SHORT-TERM INVESTMENTS (0.6%)
 --------------------------------------------------------------------------------
----------------
            Federal Home Loan Bank
             Discount Note
             Zero Coupon, 1/2/98
             (Cost $1,723,725)                   N/R     $    1,724     1,723,725
                                                                     ------------
--------------------------------------------------------------------
-------------
TOTAL DOMESTIC SECURITIES
  (Cost $277,202,205)                                                 284,812,691
                                                                     ------------
--------------------------------------------------------------------
-------------
                                              Moody's       Face
                                              Ratings      Amount       Value
                                            (Unaudited)    (000)      (Note A-1)
--------------------------------------------------------------------
-------------
FOREIGN SECURITIES (2.1%)
 --------------------------------------------------------------------------------
----------------
CORPORATE OBLIGATIONS (1.4%)
 --------------------------------------------------------------------------------
----------------
FINLAND (0.1%)
         (9) Okobank
             Perpetual Medium Term Notes
             6.406%                               A3       USD  530  $    524,700
                                                                     ------------
--------------------------------------------------------------------
-------------
FRANCE (0.3%)
            L'Auxiliare du Credit Foncier
             de France:
             Sr. Unsub. Notes
             8.00%, 1/14/02                       A3       USD  320       335,400
         (9)  Gtd. Sub. Notes
             5.75%, 10/22/02                    Baa3       USD  680       656,743
                                                                     ------------
                                                                          992,143
                                                                     ------------
--------------------------------------------------------------------
-------------
SOUTH KOREA (0.1%)
            Korea Development Bank
             Global Bonds
             6.50%, 11/15/02                     Ba1       USD  230       182,563
                                                                     ------------
--------------------------------------------------------------------
-------------
SWEDEN (0.8%)
         (9) ForeningsSparbanken AB
             Perpetual Jr. Sub.
             Medium Term Notes 6.656%             A3       USD  700       699,580
         (9) Skandinaviska Enskilda Banken
             AB
             Perpetual Sub. Notes:
             7.50%                               N/R      USD 1,250     1,273,475
             6.625%                             Baa1       USD  400       399,188
                                                                     ------------
                                                                        2,372,243
                                                                     ------------
--------------------------------------------------------------------
-------------
UNITED KINGDOM (0.1%)
         (9) National Westminster Bank plc
             Series A, Perpetual Sub.
             Notes
             6.063%                              Aa3       USD  230       202,998
                                                                     ------------
--------------------------------------------------------------------
-------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $4,243,108)                                                     4,274,647
                                                                     ------------
 --------------------------------------------------------------------------------
----------------
GOVERNMENT OBLIGATIONS (0.7%)
 --------------------------------------------------------------------------------
----------------
POLAND (0.5%)
      (3)(8) Republic of Poland
             Past Due Interest Bonds
             4.00%, 10/27/14                    Baa3      USD 1,555     1,347,896
                                                                     ------------
--------------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                              Moody's       Face
                                              Ratings      Amount       Value
                                            (Unaudited)    (000)      (Note A-1)
--------------------------------------------------------------------
-------------
VENEZUELA (0.2%)
         (9) Republic of Venezuela
             Debt Conversion Bonds, Series
             DL
             6.813%, 12/18/07                    Ba2       USD  714  $    640,629
                                                                     ------------
--------------------------------------------------------------------
-------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $2,014,989)                                                     1,988,525
                                                                     ------------
--------------------------------------------------------------------
-------------
TOTAL FOREIGN SECURITIES
  (Cost $6,258,097)                                                     6,263,172
                                                                     ------------
--------------------------------------------------------------------
-------------
TOTAL INVESTMENTS (99.7%)
  (Cost $283,460,302)                                                 291,075,863
                                                                     ------------
--------------------------------------------------------------------
-------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)
                                                                          882,877
                                                                     ------------
--------------------------------------------------------------------
-------------
NET ASSETS (100%)
            Applicable to 34,611,843 issued and outstanding $.001
             par value shares (authorized 100,000,000 shares)        $291,958,740
                                                                     ------------
                                                                     ------------
--------------------------------------------------------------------
-------------

N/R--Not Rated.
PAC--Planned Amortization Class.
REMIC--Real Estate Mortgage Investment Conduit.
STRIPS--Separate Trading of Registered Interest and Principal Securities.
TBA--Security is subject to delayed delivery.
  (1)  Non-income producing security.
  (2)  Defaulted security.
  (3)  144A Security. Certain conditions for public sale may exist.
  (4)  Payment in kind bond. Market value includes accrued interest.
  (5) Restricted as to private and public resale. Total cost of restricted securities at December 31, 1997 aggregated $5,870,339. Total market value of restricted securities owned at December 31, 1997 was $1,967,951 or 0.7% of net assets.
  (6) All or a portion of this security was pledged as collateral for delayed delivery of securities.
  (7) Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
  (8) Step Bond -Coupon rate is lower or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
  (9) Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31, 1997

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                               December 31, 1997
---------------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $283,460,302) (Note A-1)............................................       $291,075,863
    Interest Receivable (Note A-4)..............................................          4,454,815
    Receivable for Investments Sold.............................................            693,896
    Receivable for Paydowns.....................................................             53,255
    Other Assets................................................................             46,441
---------------------------------------------------------------------------------------------------
        Total Assets............................................................        296,324,270
---------------------------------------------------------------------------------------------------
LIABILITIES:
      Investments Purchased.....................................................          2,989,953
      Bank Overdraft............................................................            742,019
      Investment Advisory Fees (Note B).........................................            366,532
      Shareholders' Reports.....................................................             94,921
      Professional Fees.........................................................             71,048
      Shareholder Servicing Fees................................................             38,798
      Custodian Fees............................................................             32,182
      Administrative Fees (Note C)..............................................             30,077
---------------------------------------------------------------------------------------------------
        Total Liabilities.......................................................          4,365,530
---------------------------------------------------------------------------------------------------
NET ASSETS......................................................................       $291,958,740
                                                                                  -----------------
                                                                                  -----------------
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...........................................        $    34,612
    Capital Paid in Excess of Par Value.........................................        294,867,066
    Undistributed Net Investment Income.........................................            292,866
    Accumulated Net Realized Loss...............................................        (10,851,365)
                                                                                          7,615,561
    Unrealized Appreciation on Investments......................................
NET ASSETS APPLICABLE TO 34,611,843 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES)...........................................................       $291,958,740
                                                                                  -----------------
                                                                                  -----------------
NET ASSET VALUE PER SHARE.......................................................        $      8.44
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                                 Year Ended
                                                                                      December 31,
                                                                                              1997
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-4).........................................................       $26,028,572
    Dividends (Note A-4)........................................................           368,154
--------------------------------------------------------------------------------------------------
      Total Income..............................................................        26,396,726
--------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B)...........................................         1,419,055
    Administrative Fees (Note C)................................................           344,665
    Shareholder Servicing Fees..................................................           168,380
    Shareholders' Reports.......................................................           139,705
    Professional Fees...........................................................            79,635
    Custodian Fees..............................................................            71,803
    Directors' Fees and Expenses................................................            38,001
    Other.......................................................................           112,985
--------------------------------------------------------------------------------------------------
      Total Expenses............................................................         2,374,229
--------------------------------------------------------------------------------------------------
    Expense Offset (Note A-4)...................................................            (2,473)
--------------------------------------------------------------------------------------------------
      Net Expenses..............................................................         2,371,756
--------------------------------------------------------------------------------------------------
      Net Investment Income.....................................................        24,024,970
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS................................................           381,883
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION ON INVESTMENTS..................        12,659,532
--------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation............        13,041,415
--------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations............................       $37,066,385
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended
                                                                                      December 31,          Year Ended
                                                                                              1997   December 31, 1996
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................      $ 24,024,970        $ 20,314,612
    Net Realized Gain (Loss) on Investments.....................................           381,883           1,381,989
    Change in Unrealized Appreciation / Depreciaion on Investments..............        12,659,532           2,288,346
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................        37,066,385          23,984,947
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................       (26,270,243)        (23,166,099)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Common Stock Issued through Rights Offering (10,160,570 shares).............                --          69,923,776
    Offering Costs..............................................................                --            (550,000)
    Net Increase in Shares Resulting From the Reinvestment of Dividends (65,906
     shares)....................................................................           529,012                  --
----------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting from Capital Share Transactions......           529,012          69,373,776
----------------------------------------------------------------------------------------------------------------------
      Total Increase in Net Assets..............................................        11,325,154          70,192,624
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year...........................................................       280,633,586         210,440,962
----------------------------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment income of $292,866 and
     $2,882,156, respectively)..................................................      $291,958,740        $280,633,586
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                                   Year Ended December 31,
               FINANCIAL HIGHLIGHTS                 ------------------------------------------------------
         PER SHARE OPERATING PERFORMANCE:               1997       1996   1995Section       1994      1993
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $  8.12    $  8.63    $  8.05      $  9.00    $  8.42
----------------------------------------------------------------------------------------------------------
Offering Costs....................................        --      (0.02)        --           --         --
----------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income.........................      0.69       0.75       0.86         0.83       0.91
    Net Realized and Unrealized Gain (Loss) on
     Investments..................................      0.39       0.18       0.48        (1.06)      0.57
----------------------------------------------------------------------------------------------------------
      Total from Investment Activities............      1.08       0.93       1.34        (0.23)      1.48
----------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................     (0.76)     (0.90)     (0.76)       (0.72)     (0.90)
----------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
 through Rights Offering..........................        --      (0.52)        --           --         --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $  8.44    $  8.12    $  8.63      $  8.05    $  9.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF YEAR...............   $  8.75    $  7.63    $  7.88      $  7.00    $  8.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)...........................     14.03%     10.59%+    17.41%       (2.67)%    18.47%
    Market Value..................................     25.90%     10.05%+    24.34%       (9.48)%    12.46%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (Thousands)...............  $291,959   $280,634   $210,441     $196,379   $219,355
----------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets Including
 Expense Offsets..................................      0.84%      0.94%      0.92%        0.83%      0.88%
Ratio of Expenses to Average Net Assets...........      0.84%      0.95%        --           --         --
Ratio of Net Investment Income to Average Net
 Assets...........................................      8.47%      9.23%     10.22%        9.75%     10.34%
Portfolio Turnover Rate...........................      97.7%      81.0%      44.1%        70.6%     117.5%
----------------------------------------------------------------------------------------------------------

Section BEA Associates replaced CS First Boston Investment management as the
        Fund's investment adviser effective June 13, 1995.
      + Adjusted for Rights Offering.
    (1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

        Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

BEA Income Fund, Inc. (the "Fund"), was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $272,957 (or 0.09% of net assets) at December 31, 1997. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

   The Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For the year ended December 31, 1997, custodian fees and expense offsets were increased by $2,473. There was no effect on net investment income. The Fund could have invested such cash amounts in income producing assets if it had not agreed to a reduction of fees or expenses under the expense offset arangement with its custodian.

5. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

6. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to timing of the recognition of defaulted bond interest.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital.

B. BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory

Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and
 .05% of the Fund's average weekly net assets in excess of $400 million.

Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of
 .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million.

CGFSC provides transfer agent services to the Fund. Under the Transfer Agent Agreement, CGFSC is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by CGFSC.

D. During the year ended December 31, 1997, the Fund made purchases of $244,706,103 and sales of $238,467,012 of investment securities other than U.S. Government securities and short term investments. During the year ended December 31, 1997, purchases and sales of U.S. Government securities were $65,485,303 and $64,173,523, respectively. At December 31, 1997, the cost of investments for federal income tax purposes was $283,486,318. Accordingly, net unrealized appreciation for Federal income tax purposes aggregated $7,589,545, of which $18,181,635 related to appreciated securities and $10,592,090 related to depreciated securities.

At December 31, 1997 the Fund had a capital loss carryforward of $10,825,349 available to offset future capital gains of which $3,815,149, $882,969, $3,865,851 and $2,261,380 will expire on December 31, 1998, 1999, 2000 and 2003, respectively.

E. At December 31, 1997, 62.77% of the Fund's net assets comprised high yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1997.

G. The Fund issued to its shareholders of record as of the close of business on September 27, 1996 transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the Offering.

REPORT OF INDEPENDENT ACCOUNTANTS

---------

To the Shareholders and Board of Directors of BEA Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BEA Income Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 16, 1998

            SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                               AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                             THREE MONTHS ENDED
                                ----------------------------------------------------------------------------
                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1997       JUNE 30, 1997            1997               1997
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  7,183   $ 0.21   $  6,361   $  0.18   $ 6,479   $ 0.19   $ 6,374   $ 0.18
Net Investment Income.........     6,609     0.19      5,782      0.17     5,881     0.17     5,753     0.16
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments..................    (2,551)   (0.07)     6,315      0.18     3,142     0.09     6,133     0.19
Net Increase in Net Assets
 Resulting from Operations....     4,058     0.12     12,097      0.35     9,023     0.26    11,886     0.35


                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1996       JUNE 30, 1996            1996               1996
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  5,283   $ 0.22   $  5,408   $  0.22   $ 5,922   $ 0.24   $ 5,769   $ 0.15
Net Investment Income.........     4,771     0.20      4,924      0.20     5,445     0.22     5,175     0.13
Net Realized Gain/Loss and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments..................     1,294     0.05       (648)    (0.03)    1,811     0.08     1,213     0.08
Net Increase in Net Assets
 Resulting from Operations....     6,065     0.25      4,276      0.17     7,256     0.30     6,388     0.21

                   SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of the BEA Income Fund, Inc. was held on Monday, May 12, 1997 at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                          VOTES IN       VOTES        VOTES
PROPOSAL                                                  FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------  -----------  -----------  -----------
1.        To elect the following four Directors:
          Messrs. Enrique R. Arzac, Lawrence J. Fox,
          James S. Pasman Jr. and William W. Priest Jr.   24,991,346     286,487       --
2.        To ratify the selection of Price Waterhouse
          LLP as independent public accountants of the
          Fund until the next annual meeting.             24,940,895      81,290      255,648

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

------------

Pursuant to the BEA Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Chase Manhattan Bank, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.
    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.
    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's commons stock on a particular date shall be as determined by or on behalf of the Fund.
    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the net asset value of the Fund. As a result, shareholders may be purchasing shares at a market price that reflects a premium to the Fund's net asset value.
    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to The Chase Manhattan Bank, Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. Deliveries to any other address do not constitute valid delivery.
    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.
    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.
    You may obtain a refund of any voluntary cash payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.
    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in

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shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.
    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.
    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.
    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.
    Any notices, questions or other correspondence regarding the Plan should be addressed to The Chase Manhattan Bank, Customer Service Department, 4 New York Plaza, New York, NY 10004. Be sure to include a reference to BEA Income Fund, Inc. or you may call (800) 428-8890.

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